UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 29, 2012, Cleco Corporation (the “Company”) announced a new management structure at the Company and at its wholly owned subsidiary Cleco Power LLC (“Cleco Power”) involving different reporting relationships and several promotions. All of the actions in connection with such management changes were approved by the Company's Board of Directors and Cleco Power's Board of Managers on February 28, 2012 and will be effective March 17, 2012. In connection with such changes, Keith D. Crump and William G. Fontenot, both formerly Cleco Power Group Vice Presidents, have been promoted to Senior Vice President of Commercial Operations and Senior Vice President of Utility Operations, respectively. These two new roles will replace the position of President and Chief Operating Officer of Cleco Power held by George W. Bausewine, who will retire March 1, 2012. Mr. Bausewine's retirement was announced in the Current Report on Form 8-K which was filed on November 2, 2011. W. Keith Johnson, Jr., formerly Acting Vice President of Cleco Midstream Resources LLC (“Midstream”), a wholly owned subsidiary of the Company, has been named General Manager of Fuel Management for Cleco Power. Mr. Johnson will transfer from Midstream to Cleco Power effective March 17, 2012.

A copy of the Company's press release announcing Mr. Crump's and Mr. Fontenot's promotions, Mr. Johnson's appointment and the Company's new senior management structure is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1 Press Release issued February 29, 2012 announcing Mr. Crump's and Mr. Fontenot's promotions, Mr. Johnson's appointment, and the Company's new senior management structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: February 29, 2012	By: /s/ Terry Taylor
Terry Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: February 29, 2012	By: /s/ Terry Taylor
Terry Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued February 29, 2012 announcing Mr. Crump's and Mr. Fontenot's promotion, Mr. Johnson's appointment, and the Company's new senior management structure.